Exhibit 99.3

Recovco Due Diligence Review Narrative

Recovco’s Report, which is to be made available to the Recipients by the Client, includes the loan level results of Recovco’s independent, third-party due diligence review conducted for the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

(1)	Type of assets that were reviewed.

Recovco Mortgage Management, LLC (“Recovco”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from October 2017 through February 2018 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2)	Sample size of the assets reviewed.

INITIAL POPULATION

Recovco was instructed to perform a review on a population totaling 94 seasoned non-performing mortgage loans (the “Review Population.”) Depending on the delinquency status of the mortgage loans, Recovco’s findings and other factors, the Client decided upon the best execution for the mortgage loans. The final securitization population consists of 77 mortgage loans (the “Final Securitization Population”).

Within the final population, Recovco conducted the following reviews: Compliance Review (77 mortgage loans), Collection Comments Review (77 mortgage loans), Data Integrity Review (77 mortgage loans), Title Review (77 mortgage loans.) Seventy-Seven mortgage loans that became performing mortgage loans as of February 28, 2017 are included in the Final Securitization Population and discussed further below.

Compliance Reviews (77):

During the Review, Recovco performed a regulatory compliance review on all mortgage loans in the Final Securitization Population.

Data Integrity Review (77):

During the Review, Recovco performed a Data Integrity Review on all mortgage loans in the Final Securitization Population.

Title Lien Alert Review (77);

During the Review, Recovco performed a Title Lien Alert Review on all mortgage loans in the Final Securitization population.

Collection Comment Review (77):

During the Review, Recovco performed a Collection Comment Review on all mortgage loans in the Final Securitization Population.

FINAL SECURITIZATION POPULATION

After Recovco’s initial review was completed, the Client provided Recovco with a list of 77 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by Recovco.

Review	Reviewed Total	% of Final Securitization Population
Final Securitization Population	77	100.00%
Compliance Population	77	100.00%
Data Integrity Population	77	100.00%
Collection Comment Population	77	100.00%
Title Lien Alert Population	77	100.00%

(3)	Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to Recovco to be consistent with the criteria for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4)	Quality or integrity of information or data about the assets: review and methodology.

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	Mod Flag	Next Rate Chg Date	Reset Frequency
Lien Position	Original P&I	Mod Date	First Pmt Chg Date	Current P&I
Orig Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date

(5)  Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6)	Value of collateral securing the assets: review and methodology.

Not applicable.

(7)  Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

Use of alternative data and documents: These are seasoned loans and wherever appropriate, alternative documentation was reviewed. For example, if no final HUD Settlement Statement or Truth in Lending Disclosure was present, preliminary HUD and/or TILA disclosures were reviewed.

Recovco reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I)    Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)       review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv) timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re- calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re- calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II)   Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable;

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7):

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed;

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III)  The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV)  The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V)	Federal and state specific late charge and prepayment penalty provisions.

(VI)	Document Review

Recovco reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

●	Initial application (1003);

●	Sales contract;

●	Hazard and/or flood insurance policies;

●	Copy of note for any junior liens;

●	Appraisal;

●	Title/Preliminary Title;

●	Initial TIL;

●	Final 1003;

●	Final TIL;

●	HUD from sale of previous residence;

●	Initial and final GFE’s;

●	Changed circumstance documentation;

●	Final HUD-1;

●	Right of Rescission Disclosure;

●	Mortgage/Deed of Trust;

●	Note;

●	Mortgage Insurance;

●	Tangible Net Benefit Disclosure;

●	Subordination Agreement;

●	FACTA disclosures;

●	Notice of Special Flood Hazards; and

●	Certain other disclosures related to the enumerated tests set forth herein.

(8)	Other: review and methodology.

Data Compare

Recovco captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Collection Comment Review

Recovco performed a review utilizing individual loan collection comment reports provided by the servicer of the mortgage loans. During this review, Recovco sought to identify certain characteristics of the mortgage loan as evidenced by communication within the servicer’s collection comments.

Title Review

The Client ordered lien alerts from a third-party vendor or third-party vendors. The title lien alert results were provided by the Client to Recovco for review. Recovco’s review is entirely reliant on the sufficiency of the data provided to it and Recovco makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs.

With respect to the Final Securitization Population, Recovco conducted (i) a Compliance Review on 77 mortgage loans, (ii) a Data Integrity Review on 77 mortgage loans, (iii) a Collection Comment Review on 77 mortgage loans, and (iv) a Title Review on 77 mortgage loans. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 77 mortgage loans, each mortgage loan had exceptions with 74 mortgage loans retaining grades of “B / RB” and three mortgage loans retaining a rating grade of “D / RD.”

Pursuant to the applicable NRSRO criteria, Recovco graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	Multiple #*	Multiple %*	S&P #	S&P %*
A / RA	0	00.00%	0	00.00%
B / RB	74	96.10%	74	96.10%
C / RC	0	00.00%	0	00.00%
D / RD	3	3.90%	3	3.90%

* The grade definition is used by multiple rating agencies, including Moody’, Fitch, DBRS, and Morningstar

COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The summaries below detail the exceptions as noted in the Compliance Review and reflect only compliance EV2s or EV3s, as noted when conducting the Compliance Review. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

Exceptions	Number of Exceptions
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)	66
* Loan program disclosure missing or unexecuted (Lvl 2)	60
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)	56
* Good Faith Estimate missing or unexecuted (Lvl 2)	56
* Transmittal (1008) is Missing (Lvl 2)	55
* Missing credit report (Lvl 2)	47
* ComplianceEase TILA Test Failed (Lvl 2)	44
* Final TIL Missing or Not Executed (Lvl 2)	42
* Application Missing (Lvl 2)	41
* ComplianceEase Risk Indicator is “Moderate” (Lvl 2)	40
* Missing Appraisal (Lvl 2)	40
* Appraisal not dated (Lvl 2)	39
* Right of Rescission missing or unexecuted (Lvl 2)	32
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)	22
* Prepayment Rider Missing (Lvl 2)	14
* No Borrower Contact Evident (Lvl 2)	6
* Missing Title evidence (Lvl 2)	5
* Settlement date is different from note date (Lvl 2)	5
* Loan appears modified. Mod missing or unexecuted (Lvl 2)	5
* Balloon Rider Missing (Lvl 2)	4
* TIL not hand dated (Lvl 2)	4
* HUD-1 Closing Statement missing or unsigned (Lvl 3)	3
* Missing required 1-4 family rider (Lvl 2)	3
* Orig P&I and current P&I different but loan is fixed rate (Lvl 2)	3
* Original rate is less than life minimum rate (Lvl 2)	3
* Margin greater than minimum rate (Lvl 2)	3
* Unable to calculate amortized original term (Lvl 2)	2
* Credit score not provided (Lvl 2)	2
* Purchase price is < original balance (Lvl 2)	2
* First rate change not one month before first payment change (Lvl 2)	2
* ROR not hand dated by borrower(s) (Lvl 2)	2
* ComplianceEase Exceptions Test Failed (Lvl 2)	2
* Annual Percentage Rate less than Stated Original Rate (Lvl 2)	2
* Origl rate & current rate different but loan is fixed rate. (Lvl 2)	2
* Not all borrowers signed HUD (Lvl 2)	1
* Transmittal (1008) is Missing (Lvl 3)	1
* Matured Loan (Lvl 2)	1

* Evidence of Deceased Borrower(s) (Lvl 2)	1
* Application Not Signed by All Borrowers (Lvl 2)	1
* Escrow for MI but no MI cert in file (Lvl 2)	1
* Amortized remaining term > stated orig. term / not balloon (Lvl 2)	1
* Loan does not amortize properly (Lvl 2)	1
* MI, FHA or MIC missing and required (Lvl 2)	1
* Missing Title evidence (Lvl 3)	1
* Appraised value is less than loan amt. (Lvl 2)	1
* Amount Financed greater than Original Balance (Lvl 2)	1
* LTV / CLTV > 100% (Lvl 2)	1
Grand Total	727

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 77 mortgage loans included within the Data Integrity population, 28 unique mortgage loans (36.36%) had data integrity variances. Some variances such as street and zip code may be due to changes that occurred following origination of the mortgage loan that would not have been reflected in the file reviewed by Recovco. All material tape discrepancies were cleared with a correction to the Data Tape or documentation provided to support the final tape data.

Field Name	# of Mortgage Loans	% of Loan count
Modification First Payment Date	10	21.739%
Original Stated P&I	7	15.217%
Original Stated Rate	5	10.870%
Maturity Date per Latest Note Instrument (Latest Mod. or Original Note)	5	10.870%
Sales Price (HUD-1 Line 101)	4	8.696%
Original Appraised Value	4	8.696%
Subject Property Type	3	6.522%
Purpose of Transaction per HUD-1	2	4.348%
Borrower #2 First Name	2	4.348%
Borrower #2 Last Name	2	4.348%
Borrower Last Name	1	2.174%
Property Address Street	1	2.174%
Grand Total	46	100.000%

*Some loans may appear more than once due to multiple tape discrepancies so this column may not add to a noted unique loan count.

COLLECTION COMMENT REVIEW SUMMARY

For the 77 mortgage loans in the Collection Comment Review, Recovco utilized individual loan collection comment reports provided by the related Servicer. The as of dates of these comments ranged between August 29, 2017 and February 28, 2018. At the time of Recovco’s review, the status of the mortgage loans was noted as follows: 38 mortgage loans were delinquent, 7 mortgage loans were in foreclosure, 7 mortgage loans were in payment plans, 4 mortgage loans were in bankruptcy, and 21 mortgage loans were performing.

TITLE LIEN REVIEW SUMMARY

Recovco reviewed the findings in various title search reports provided by the Client to Recovco in order to confirm the lien position of the related mortgage. To make a determination of lien position, Recovco reviewed a report covering 77 mortgage loans which showed all of the mortgage loans were in a first lien position.

ADDITIONAL LOAN POPULATION SUMMARY

(charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	Percentage of Loans
Fixed	45	58.44%
Adjustable	32	41.56%
Total	77	100.00%

Lien Position	Loan Count	Percentage of Loans
First	77	100.00%
Total	77	100.00%

Purpose	Loan Count	Percentage of Loans
Cash Out	37	48.05%
Purchase	30	38.96%
Refinance	9	11.69%
Unavailable	1	1.30%
Total	77	100.00%

Origination Term	Loan Count	Percentage of Loans
180	2	2.60%
240	1	1.30%
360	74	96.10%
Total	77	100.00%

Property Type	Loan Count	Percentage of Loans
Low Rise Condo (1-4 Stories)	1	1.30%
Manufactured Housing	4	5.19%
PUD	3	3.90%
Single Family	67	87.01%
2 Family	2	2.60%
Total	77	100.00%

Attachment B:

Loan List

Loan Number 1	Loan Number 2
204042194	610096786
8289372	1008407509
4223264	1008391819
42683169	7090567798
8343059	1008441439
8848412	646853614
2954103	4000493140
533534384	533534384
8947947	1008486656
7984391	1008424427
7784735	1008416202
9519901	1008387881
30093793	7090553673
8513378	646852095
533533337	533533337
9201451	1008488706
8701337	1008461684
7857059	1008417803
6445590	1008401495
8825436	7436969125
8785570	7418602207
8640357	1012036759
8322934	1008421909
7607251	1008370487
8864456	646853705
8827574	646851246
8877260	646853531
8651790	7418350096
7904173	1008420366
7799587	1008416082
7493977	1008409772
211674930	41294190
30235808	599507480
107058539	31955370
4017931	646851675
18776849	7091267794
9205318	1008483196

8632970	1008474163
7876187	1008419047
7326765	1008407965
9505999	1008389290
8849472	646853390
8553394	646852301
8587334	7436442669
8634962	7436527550
9451715	1008489624
7654019	1008412196
7671641	1008410884
7063130	1008404942
8839114	7436937601
8671470	1008477160
8260809	1008438905
9519919	1008387962
533534319	533534319
204042155	610096810
30002141	599489473
7990423	1008424485
15486533	638158618
42380741	7090559696
5453389	1008394450
8839130	7436937692
1544792	1008494334
533531554	533531554
8434923	1008445972
8768456	7436793459
6506850	1008402339
8889190	7419097464
7650135	1008410554
533533444	533533444
8593932	646852558
143165	99625758
9216814	3086741
499458	100648633
7142159081	7142159081
7142161186	7142161186
519305	100684604
110745403	600224976